Certain Transactions	9 Months Ended
Sep. 30, 2025
Certain Transactions [Abstract]
Certain Transactions
Note 3. Certain Transactions
MakerBot and Ultimaker transaction ("Ultimaker")
On August 31, 2022, Stratasys completed the merger of MakerBot (previously, a wholly-owned subsidiary) with Ultimaker, which together formed a new entity under the name Ultimaker.
The Company accounts for its investment in the combined company Ultimaker according to the equity method in accordance with ASC Topic 323, as it has retained the ability to exercise significant influence but does not control the new entity. The Company recognized an equity method investment in a total amount of $105.6 million comprised of the assumed fair value of the MakerBot shares and additional amount invested in cash by the Company, representing a share of 46.5% in the new entity.
During 2025, Ultimaker continued to encounter difficulties in its business as a result of tighter competition and global market conditions resulting in revenue decline compared with prior expectations. In addition, during the third quarter management concluded that the decline in Ultimaker's revenues is expected to continue in 2026. The Company considered such events as indicators of potential impairment and accordingly performed an impairment analysis for the investment in Ultimaker. Based on such valuation, the fair value of the investment was estimated below its carrying amount and such reduction in fair value was determined to be other than temporary. Accordingly the Company recorded an impairment charge in an amount of $33.9 million, which was recorded in share in losses of associated companies in the Consolidated Statements of Operations and Comprehensive Loss. Management’s cash flow projections and the fair value of assets and liabilities projected for the fair value of the investment in Ultimaker include significant judgments and assumptions relating to the cash flow projections, future growth and future profitability. Actual results could differ from those estimates.
As of September 30, 2025 and December 31, 2024 the Company's equity investment in Ultimaker was valued at $0 and $39.1 million, respectively, which represents the Company's investment in Ultimaker, net of the Company's share in Ultimaker's net losses, including impairments in the carrying value of the investment. The Company's share in losses of Ultimaker and the impairments in the carrying value for the nine-month periods ended September 30, 2025 and 2024 were approximately $39.1 million and $1.4 million, respectively.
Recent acquisitions
During the nine-month period ended September 30, 2025, the Company completed several immaterial transactions, including the acquisition of Forward AM and certain assets of Nexa3D Inc.
Other long-term investments
In addition to the investment in Ultimaker, other investments included under long-term investments consist of investments in non-marketable equity securities and convertible notes of several companies without readily determinable fair value in which the Company does not have a controlling interest or significant influence. During the nine months ended September 30, 2025 and during 2024, the Company invested a total of $6.5 million and $13.8 million, respectively, in non-marketable equity securities and convertible notes of several companies. As of September 30, 2025 and December 31, 2024, the total net amount invested by the Company in other long-term investments was $46.1 million and $41.1 million, respectively.